Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2020
(Loss) earnings per share - Basic and Diluted
Earnings (Loss) Per Share

5. EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is computed by dividing earnings (loss) available to common shareholders by the weighted-average number of ordinary shares outstanding during the period. Diluted earnings (loss) per share reflects the potential dilution that could occur, if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares, or resulted in the issuance of ordinary shares that shared in the earnings of the entity.

Components of basic and diluted earnings (loss) per share were as follows for the year ended December 31, 2020, 2019, and 2018:

	2020	2019*	2018*
Net (loss) income attributable to the Company	$(17,694,775)	$(3,582,332)	$1,691,983
Weighted average outstanding ordinary shares-Basic	7,373,347	6,964,740	6,809,938
-dilutive effect of stock options- employees	-	-	111,553
-dilutive effect of stock options- nonemployees	-	-	6,106
Weighted average outstanding ordinary shares- Diluted	7,373,347	6,964,740	6,927,597
(Loss) earnings per share:
Basic	$(2.40)	$(0.54)	$0.24
Diluted	$(2.40)	$(0.54)	$0.24

For the years ended December 31, 2020, 2019, and 2018, 0 shares, 0 shares, and 117,659 shares were included in the diluted earnings per share calculation, respectively. These incremental shares were added to denominator for the period that stock options were outstanding due to the average market price of the Company’s stock in the period exceeded the exercise prices of the stock options granted to the Company’s employees and various consultants. The incremental shares were computed under the treasury stock method. The EPS calculation excluded the if-converted shares from the convertible promissory note or exercised shares from detachable warrant associated with the convertible promissory note based on the Company’s recent stock prices, which were significantly below the stated convertible price and among other conversion prices of alternative conversions or exercise price of the warrant. Because the effect would be anti-dilutive, there were warrants associated with the convertible promissory notes for purchase of 133,334 shares that were not included in the computation of dilutive weighted average shares outstanding for the year ended December 31, 2020. Also, 296,900 stock options and warrants for the purchase of 51,667 shares were not included in the calculations for the years ended December 31, 2019, and warrants for the purchase of 158,333 shares were not included in the calculations for the years ended December 31, 2018, as their effect would have been anti-dilutive.

*On July 30, 2020, the Company implemented a one-for-six reverse stock split of the Company’s issued and outstanding ordinary shares. Except shares authorized, all share and per share information has been retroactively adjusted to give effect to the reverse stock split for all periods presented, unless otherwise indicated.